CABRE CORP
                     1209 Orange Street
                 Wilmington, Delaware 19801


          NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD OCTOBER 10, 1995

     NOTICE IS HEREBY GIVEN that the Annual meeting of
Stockholders of Cabre Corp will be held at the Green Oaks
Inn, 6901 West Freeway, Ft. Worth, Texas on Tuesday, October
10, 1995 at 10:00 a.m. for the following purposes:

     1) To elect four directors to serve for the ensuing year and until their respective successors are elected;

     2) To ratify the appointment of Jackson and Rhodes, P.C. as the independent public auditors for FY 96; and

     3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The close of business on August 11, 1995 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at the meeting or any adjournment or adjournments thereof.

     A copy of the Cabre Corp Form 10-KSB for fiscal 1995 is being mailed to stockholders with this Proxy Statement.

                      By the Order of the Board of Directors
                                              Gary L. Skaggs
                                                   Secretary


                        ____________

August 12, 1995


Whether or not you plan to attend the meeting, please mark, date and sign the accompanying proxy and promptly return it in the enclosed envelope. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.
                         CABRE CORP
                     1209 Orange Street
                 Wilmington, Delaware 19801


                       PROXY STATEMENT

 Annual Meeting of Stockholders to be held October 10, 1995

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Cabre Corp
(the "Company" or "Cabre") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on October 10, 1995, at the Green Oaks Inn, 6901 West Freeway,
Ft. Worth, Texas, and at any adjournment thereof. This proxy statement and the proxies solicited hereby are first being sent or delivered to stockholders on or about August
31, 1995.

                  EXPENSES OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company including expenses in connection with the preparation and mailing of this proxy statement and all papers which now accompany or may hereafter supplement it. The solicitation will be made by mail. The Company will also supply brokers or persons holding stock in their names or in the names of their nominees with such number of proxies, proxy material and annual reports as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses.

                           VOTING

     A proxy may be revoked by a stockholder at any time prior to its use. If it is signed properly by the stockholder and is not revoked, it will be voted at the meeting. If a stockholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted FOR items 1 and 2.

     Only stockholders of record at the close of business on August 11, 1995 will be entitled to vote at the meeting.
The total number of issued and outstanding shares of common stock of the Company, $2.00 par value, ("Common Stock") as of August 11, 1995 is 906,591 shares, each share having one vote. There are no other issued or authorized classes of stock of the Company.

     Only votes cast in person or by proxy will be counted at the meeting. Abstentions, if any, will be reflected in the minutes of the meeting.



                    ELECTION OF DIRECTORS

     Four (4) Directors are to be elected at the Annual Meeting, to hold office until the next Annual Meeting of Stockholders and until their successors are elected and have qualified. The Company bylaws allow from one to twelve directors. It is the intention of the persons named in the accompanying form of proxy to vote for the nominees listed. All nominees have indicated their willingness to serve for the ensuing term, but if any nominee is unable or should decline to serve as a Director at the date of the Annual Meeting, it is the intention of the persons named in the proxy to vote for such other person or persons as they in their discretion shall determine. Proxies will not be voted, however, for more than four nominees. All directors have served since January 24, 1992. The ages of the nominees, their principal occupations or employment during the past five years, and other data regarding them, based upon information received from them are as follows:

                                                                 Director
Name                     Age       Principal Occupation          Since

Gary W. Havener          54        President and Chief
                                   Executive Officer,
                                   Cabre Corp; Sole Director,
                                   Antenna Products and Thirco,
                                   wholly owned subsidiaries
                                   of Cabre; President,
                                   Sinan Corp.                    January 1992

Gary L. Skaggs           51        Vice President, Secretary,
                                   Treasurer, and Chief Financial
                                   Officer, Cabre  Corp; President,
                                   Antenna Products  Corporation
                                   President, Thirco; Sole Director
                                   and President, Metal Finishing
                                   Corp.                          January 1992

Sam B. Ligon             56        President, Jokari/US, Inc.     January 1992

Paul St. Amant           46        President and Chief Operating
                                   Officer, The Tetra Group, Inc. January 1992

     Mr. Havener has served as the Sole Director of Antenna Products Corporation, the wholly owned subsidiary of the Company, since 1986. Mr. Havener also served as the President of Antenna Products Corporation from 1986 until December 1988. Mr. Havener has served as sole director of Thirco, a wholly owned subsidiary of the company since its inception in November 1993. Since December 1984 Mr. Havener has served as the President of Sinan Corp., an investment company. Sinan Corp. is not a parent, subsidiary or affiliate of the Company.

     Mr. Skaggs has served as President of Antenna Products
Corporation since December 1988.  Mr. Skaggs joined Antenna
Products in May 1987 as Executive Vice President and Chief
Financial Officer. Mr. Skaggs also serves as President of
Thirco and is the Sole Director and President of Metal
Finishing Corp.

     Mr. Sam B. Ligon has been President of Jokari/US, Inc.
since 1974, the principal business of which is the design, distribution and sale of housewares. Jokari/US, Inc. is not a parent, subsidiary or affiliate of the Company.

     Mr. Paul St. Amant has been President and Chief
Operations Officer of the Tetra Group, Inc. since 1990 and has been a member of the Board of Directors of the Tetra
Group, Inc. since 1989.  Mr. St. Amant joined the Tetra
Group, Inc. in 1985 as Partner and Project Director. The principal business of the Tetra Group, Inc. is construction management. The Tetra Group, Inc. is not a parent, subsidiary or affiliate of the Company.

                     SECURITY OWNERSHIP
     The following table sets forth the beneficial ownership of the Company's Common Stock as of August 11, 1995, (a) by each director, (b) by the named executive officers, and (c) by all persons known to the company to be the beneficial owners of more than 5% of the Company's Common Stock and,
(d) all directors and executive officers as a group.

Name and Address              Shares Owned Directly             Percent of
of Beneficial Owners (3)      and Indirectly                    Class (2)

Gary W. Havener                    352,119(1)                   38.84%
Sinan Corp.
P.O. Box 121969
Ft. Worth, TX 76121

Gary L. Skaggs                     65,300                       7.20%
Antenna Products Corporation
101 S.E. 25th Ave.
Mineral Wells, Texas 76067

Clark D. Wraight                   55,057                       6.18%
Antenna Products Corporation
101 S.E. 25th Ave.
Mineral Wells, Texas 76067

Ronnie E. Chandler                 52,547                       5.80%
Antenna Products Corporation
101 S.E. 25th Ave.
Mineral Wells, Texas 76067

Ross L. Bell                      48,385                        5.34%
Antenna Products Corporation
101 S.E. 25th Ave.
Mineral Wells, Texas 76067

All directors and officers
of Cabre Corp as a group
(two persons)                     417,419                      46.04%

<F1>
     (1) Sinan Corp., wholly owned by Mr. Havener and his children, owns of record 198,695 of these shares representing 21.92% of the total outstanding shares. Mr. Havener as President of Sinan
Corp., has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by Sinan Corp.
<F2>
     (2) Based on total outstanding shares of 906,591 as of August 11, 1995.
<F3>
     (3) The persons named herein have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the Texas laws for personal holding companies, as applicable.

                   EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding compensation paid during each of the last three fiscal years to the Chief Executive Officer of the Company.
Due to the performance of the Antenna Products subsidiary, Mr. Havener's director fee for Antenna Products has been suspended.

                 SUMMARY COMPENSATION TABLE


Name and Principal Position                  Annual Compensation

                    Fiscal Year                               Other Annual  (1)
                    Ended May 31   Salary ($)     Bonus ($)   Compensation ($)


G.W. Havener          1995          $0            $0          $105,500
   Chairman, President
   and CEO
                      1994          $0            $0          $83,667

                      1993          $0            $0          $32,000

<F1>
     (1) Represents Antenna Products Corporation director fees. 1995 also includes Cabre director fees of $2,500; 1994 Cabre director fees of $2,000; and 1993
Cabre director fees of  $2,000.

                BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held five meetings in the fiscal year ended May 31, 1995. Gary
Havener, Gary Skaggs and Paul St. Amant were in attendance at each meeting. Sam Ligon attended four of the Director's meetings.

     The Board of Directors has no standing Audit, Nominating, or Compensation committee.


                  COMPENSATION OF DIRECTORS

     Compensation for Cabre Corp Board members is set at $500 for each board meeting attended. A total of $2500 was paid to Gary Havener, Gary Skaggs and Paul St. Amant in the fiscal year ended May 31, 1995. Sam Ligon was paid $2,000 for the same period.
                       CERTAIN TRANSACTIONS

     Audile, Inc. a discontinued operating subsidiary of Cabre Corp leased its 8,750 square foot facility from the principal shareholder, Gary Havener. The monthly rent was $2,142.68. The lease was canceled effective February 9, 1995.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT
                           OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and ten-percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5's were required for such persons, the Company believes that, during the fiscal year ended May 31, 1995, all Section 16(a) filing requirements applicable to its officers, directors and ten-percent shareholders have been filed.

             APPOINTMENT OF INDEPENDENT AUDITORS

     On December 11, 1992, the Board of Directors of Cabre Corp (the "Company") adopted a resolution appointing Jackson & Rhodes P.C., 8140 Walnut Hill Lane, Suite 800 Dallas, Texas 75231 as the Company's principal accounting firm to audit the Company's financial statements.

     Subject to ratification by the stockholders, the Board of directors appointed Jackson and Rhodes, P.C., independent auditors, to serve for the fiscal year ending May 31, 1996.

     Jackson and Rhodes, P.C. has informed management that it will send a representative to the Annual Meeting and that such representative may make a statement to the meeting if he so desires and will be available to answer any questions that might arise in connection with the audit of the Company and its subsidiaries.

             DEADLINE FOR STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Annual Meeting in October 1996 must be received by the Company not later than May 10, 1996, for inclusion in its Proxy Statement and form of proxy relating to that meeting.

                        OTHER MATTERS

     The Board of Directors knows of no business other than that set forth in items 1 and 2 of the Notice of Annual Meeting of Stockholders that is expected to be brought before the meeting. However, if any other matters, not now known or determined, come before the meeting, the persons named in the proxy furnished herewith will vote according to their best judgment in the interest of the Company.

     Insofar as any of the information in the Proxy
Statement may rest particularly within the knowledge of persons other than the Company, the Company relies upon information furnished by others for the accuracy and completeness thereof.

                          By Order of the Board of Directors
                                              Gary L. Skaggs
                                                   Secretary

August 12, 1995

Whether or not you plan to attend the meeting, please mark, date and sign the enclosed proxy exactly as your name appears thereon and mail it promptly in the enclosed envelope to:



                    Society Bank & Trust
                      Proxy Department
                       1201 Elm Street
                         Suite 5050
                      Dallas, TX 75270